DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (the “Agreement”) is entered into effective as of April 26, 2016 by and between Crystal Resource Corp., a Wyoming corporation (“Holder”) and Valmie Resources Inc., a Nevada corporation (the “Company”), with reference to the following facts:

WHEREAS, The Company and Holder are parties under a series of Promissory Notes (as further defined in Table 1 attached hereto), in the aggregate principal amount of $200,000 USD (the “Notes”), copies of which are attached hereto as Exhibit “A”; and

WHEREAS, such Notes has been fully recognized as an obligation of the Company in it books, records and public filings from the date of execution; and

WHEREAS, the Holder and the Company desire to convert the Notes into shares of the Company’s Common Stock.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holder and the Company agree as follows:

1. Conversion to Common Stock. Effective as of April 26, 2015, the Notes shall be converted into shares of Common Stock at a price per share of $0.10 for an aggregate number of shares of 2,000,000. Upon execution of this Agreement, the Company shall instruct its transfer agent to issue a total of 2,000,000 shares of Common Stock to the Holder (the “Shares”), and the Holder shall acknowledge the repayment in full of the Notes.

2. Accrued Interest. The Holder hereby agrees to forgive any and all interest that had been accrued or payable pursuant to the Notes (the “Accrued Interest”). The Holder agrees to execute and deliver such documents and take such other action as may be necessary to affect the waiver of the Accrued Interest.

3. Release of Security Interests. As a condition to the issuance of the Shares, the Holder hereby cancels, terminates and releases any and all security interests, liens and other encumbrances held by, or for the benefit of, the Holder with respect to the Notes in or on the assets, rights or other property of the Company (collectively, the “Security Interests”). The Holder agrees to execute and deliver such documents and take such other action as may be necessary to affect the complete release of all Security Interests.

4. Registration Rights. Contemporaneously with the execution and delivery of this Agreement, the Company and the Holder are executing and delivering a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to this Agreement.

5. Holder Representations. The Company is issuing the Common Stock to Holder in reliance upon the following representations made by Holder:

a.	Holder acknowledges and agrees that the shares of Common Stock are characterized as “restricted securities” under the Securities Act and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Holder acknowledges and agrees that (i) the shares of Common Stock are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the shares of Common Stock have not yet been registered under the Securities Act, and (ii) such shares of Common Stock may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

b.	Holder acknowledges and agrees that (i) the transfer agent for the shares of Common Stock will not be required to accept for registration of transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with; and (ii) any shares of Common Stock in the form of definitive physical certificates will bear a restrictive legend.

c.	Holder acknowledges and agrees that: (i) the shares of Common Stock have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (ii) Holder is acquiring the shares of Common Stock solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (iii) Holder is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the shares of Common Stock; (iv) Holder has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the shares of Common Stock; (v) Holder is able to bear the economic risk and lack of liquidity inherent in holding the shares of Common Stock; (vi) Holder is an “accredited Holder” within the meaning of Rule 501(a) and (g) under the Securities Act; and (vii) Holder either has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Holder’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Common Stock.

d.	Holder’s investment in the Company pursuant to this Common Stock is consistent, in both nature and amount, with Holder’s overall investment program and financial condition.

6. Miscellaneous.

a.	This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

b.	This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

c.	Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

d.	Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

e.	This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Valmie Resources, Inc.

By:	/s/ Gerald B. Hammack
Name:	Gerald B. Hammack
Title:	Chairman and CEO

Crystal Resource Corp.

By:	/s/ Gregory Lyons
Name:	Gregory Lyons
Title:	Director

Table 1

Promissory Note Date	Principal Amount	Due Date	Interest Rate

July 30, 2015	$20,000	July 30, 2017	15%
September 2, 2015	$7,500	September 2, 2017	15%
October 2, 2015	$10,000	October 2, 2017	15%
October 21, 2015	$15,000	October 21, 2017	15%
October 29, 2015	$25,000	October 29, 2017	15%
November 17, 2015	$25,000	November 17, 2017	15%
January 4, 2016	$25,000	January 4, 2018	15%
January 26, 2016	$10,000	January 18, 2018	15%
February 2, 2016	$7,500	February 2, 2018	15%
February 25, 2016	$25,000	February 25, 2018	15%
April 12, 2016	$15,000	April 12, 2018	15%
April 26, 2016	$15,000	April 26, 2018	15%

Total	$200,000

EXHIBIT “A”

VALMIE RESOURCES INC.

PROMISSORY NOTE

July 30, 2015	$20,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Twenty Thousand Dollars and Zero Cents ($20,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on July 30, 2015 (the “Issuance Date”). On July 30, 2015, Holder hereof made advances to the Company in the aggregate amount of $20,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on July 30, 2017 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

September 2, 2015	$7,500.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Seven Thousand Five Hundred Dollars and Zero Cents ($7,500.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on September 2, 2015 (the “Issuance Date”). On September 2, 2015, Holder hereof made advances to the Company in the aggregate amount of $7,500.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on September 2, 2017 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

October 2, 2015	$10,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Ten Thousand Dollars and Zero Cents ($10,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on October 2, 2015 (the “Issuance Date”). On October 2, 2015, Holder hereof made advances to the Company in the aggregate amount of $10,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on October 2, 2017 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

October 21, 2015	$15,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Fifteen Thousand Dollars and Zero Cents ($15,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on October 21, 2015 (the “Issuance Date”).On October 21, 2015, Holder hereof made advances to the Company in the aggregate amount of $15,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on October 21, 2017 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

October 29, 2015	$25,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Twenty Five Thousand Dollars and Zero Cents ($25,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on October 29, 2015 (the “Issuance Date”). On October 29, 2015, Holder hereof made advances to the Company in the aggregate amount of $25,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on October 29, 2017 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

November 17, 2015	$25,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Twenty Five Thousand Dollars and Zero Cents ($25,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on November 17, 2015 (the “Issuance Date”). On November 17, 2015, Holder hereof made advances to the Company in the aggregate amount of $25,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on November 17, 2017 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

January 4, 2016	$25,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Twenty Five Thousand Dollars and Zero Cents ($25,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on January 4, 2016 (the “Issuance Date”). On January 4, 2016, Holder hereof made advances to the Company in the aggregate amount of $25,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on January 4, 2018 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

January 26, 2016	$10,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Ten Thousand Dollars and Zero Cents ($10,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on January 26, 2016 (the “Issuance Date”). On January 26, 2016, Holder hereof made advances to the Company in the aggregate amount of $10,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on January 26, 2018 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

February 2, 2016	$7,500.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Seven Thousand Five Hundred Dollars and Zero Cents ($7,500.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on February 2, 2016 (the “Issuance Date”). On February 2, 2016, Holder hereof made advances to the Company in the aggregate amount of $7,500.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on February 2, 2018 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

February 25, 2016	$25,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Twenty Five Thousand Dollars and Zero Cents ($25,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on February 25, 2016 (the “Issuance Date”). On February 25, 2016, Holder hereof made advances to the Company in the aggregate amount of $25,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on February 25, 2018 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

April 12, 2016	$15,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Fifteen Thousand Dollars and Zero Cents ($15,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on April 12, 2016 (the “Issuance Date”). On April 15, 2016, Holder hereof made advances to the Company in the aggregate amount of $15,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on April 11, 2018 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President

VALMIE RESOURCES INC.

PROMISSORY NOTE

April 26, 2016	$15,000.00

FOR VALUE RECEIVED, Valmie Resources, Inc. a Nevada corporation (the “Company”), promises to pay to the order of Crystal Resource Corp. or its permitted assigns, transferees and successors as provided herein (the “Holder”), or as the Holder may direct, at such location as the Holder may designate, Fifteen Thousand Dollars and Zero Cents ($15,000.00) plus simple interest on such principal amount from the date of this Promissory Note (the “Note”) at an annual interest rate equal to fifteen percent (15%).

Interest will be computed on the basis of a year of 365 days for the actual number of days elapsed from the date of this Note. The number of days used to compute the interest will include the first day but exclude the last day during which any principal is outstanding.

ARTICLE I.

THE NOTE & SECURITY INTEREST

Section 1.01 This Note is issued by the Company on April 26, 2016 (the “Issuance Date”). On April 26, 2016, Holder hereof made advances to the Company in the aggregate amount of $15,000.00.

Section 1.02 As security for the due performance and payment of Company’s obligation under this Note, Company has granted to Holder a security interest in any and all of the assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts, intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, trademarks, service marks, trade names, trade secrets) and other general intangibles, whether owned by Company on the date of this Note or hereafter acquired, and all proceeds thereof.

ARTICLE II.

PRINCIPAL AND INTEREST PAYMENTS.

Section 2.01 The entire principal amount of this Note together with accrued and unpaid interest thereon will be due and payable on April 26, 2018 (the “Repayment Date”).

Section 2.02 The principal and interest on this Note will be payable in the lawful currency of the United States of America by wire transfer or other such immediately available funds and without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restrictions or conditions of any nature.

Section 2.03 All payments under this Note prior to demand or acceleration will be applied first, to any and all costs, expenses or charges then owed by the Company to the Holder, second, to accrued and unpaid interest, and third, to the unpaid principal balance. All payments so received after demand or acceleration will be applied in such manner as the Holder may determine in its sole and absolute discretion.

Section 2.04 Whenever any payment on this Note is stated to be due on a day which is not a business day, the payment will be made on the next succeeding business day and the extension of time will be included in the computation of the payment of interest of this Note.

Section 2.05 Overdue principal and interest will bear interest at a rate equal to the greater of (i) twenty-five percent (25%) or (ii) the highest rate permitted by applicable law. Overdue principal and interest will be payable on demand.

Section 2.06 This Note may be prepaid at any time.

ARTICLE III.

DEFAULT; ACCELERATION

The occurrence of any one or more of the following events with respect to the Company constitutes an event of default hereunder (“Event of Default”):

Section 3.01 The Company fails to pay: (a) the principal of this Note or the accrued interest thereon when due; or (b) the principal or the accrued interest on any other obligation of the Company to the Holder when due.

Section 3.02 The Company breaches, in any materially respect, any covenant, representation or warranty in this Note or the term of any other existing instrument or agreement between the Company and the Holder.

Section 3.03 The Company (a) voluntarily becomes subject to any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law, or (b) admits in writing its inability to pay debts generally as they become due.

Section 3.04 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation (a) such action has not been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (b) the stay of any such order or proceedings has been set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, the appointment has not been vacated.

Section 3.05 Any litigation is commenced against the Company by a person other than Holder, any of its affiliates, or any person acting in concert with them, if: (a) the damages sought are in excess of $250,000.

Section 3.06 The Company defaults under any instrument or agreement between the Company and any third party evidencing indebtedness of the Company in excess of $250,000.

Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance of this Note, together with all accrued interest thereon, shall become immediately due and payable regardless of any prior forbearance and without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. The Holder may exercise any and all rights and remedies available to the Holder under applicable law, including, without limitation, the right to collect from the Company all amounts due under this Note.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 The Company waives diligence, presentment, protest, demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, and any payment under it, may be extended by the Holder from time to time without in any way affecting the liability of the Company.

Section 4.02 Any term of this Note may be amended or waived only with the written consent of the Company and the Holder; provided, however, that, in no event shall the principal amount of this Note be amended without the written consent of the Holder of this Note. By acceptance hereof, the Holder acknowledges that in the event consent is obtained pursuant to the foregoing sentence, any term of this Note (other than the principal amount thereof) may be amended or waived with or without the consent of the Holder. Any amendment or waiver effectuated in accordance with this Section 4.02 shall be binding upon the Company, the Holder and each transferee of this Note.

Section 4.03 All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs and administrators of the parties. As used in this Note, the Company includes any corporation, partnership, Limited Liability Company or other entity that succeeds to or assumes the obligations of the Company under this Note. “Holder” means any person who is at the time the registered holder of this Note.

Section 4.04 The Company agrees to reimburse the Holder for all attorneys’ fees and expenses incurred by the Holder in connection with the collection and enforcement of this Note.

Section 4.05 The rights and remedies of the Holder under this Note and as may otherwise be available at law or in equity are cumulative and concurrent and at the sole discretion of the Holder may be pursued singly, successively or together and exercised as often as the Holder desires.

Section 4.06 This Note will be governed in accordance with the laws of the State of Texas.

Section 4.07 Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid.

Section 4.08 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

Section 4.09 If one or more provisions of this Note are held unenforceable under applicable law, the unenforceable provision will be excluded from this Note and the balance of this Note will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. The parties to this Note agree to replace any void or unenforceable provision of this Note with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

IN WITNESS WHEREOF, the Company has executed this Note by its duly authorized officer as of the date and year first written above.

Valmie Resources Inc.

By:	/s/ Gerald Hammack
Gerald Hammack
Chairman and President